[LOGO]                                                              EXHIBIT 23


------------------------------------------------------------------------------
                                                    PricewaterhouseCoopers LLP
                                                    PO Box 363566
                                                    San Juan PR 00936-3566
                                                    Telephone (787) 754-9090



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-84473) of Oriental Financial Group Inc. of our report dated August 6, 1999, relating to the financial statements, which appears in this 1999 Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

September 22, 1999